                                                                    Exhibit 99.1

                        MAYOR'S JEWELERS, INC. ANNOUNCES
                             RESTRUCTURING PLAN AND
                        FOURTH QUARTER AND ANNUAL RESULTS

Business Editors

         SUNRISE, FL - May 1, 2002 -- Mayor's Jewelers, Inc. (AMEX: MYR) announced today that it has embarked on a restructuring plan that it believes will put the Company on the path to future profitability. The multi-faceted plan includes, among other significant initiatives, an infusion of new debt and equity, the refinancing of the Company's current bank debt, the closing of thirteen unprofitable and under-performing stores and the liquidation of certain non-performing assets.

         The stores targeted for closure include eleven properties outside of the Company's core Florida and Georgia marketplace, as well as two stores in Florida. The closing of these stores marks a significant retrenchment of the Company's recent expansion strategy into states where Mayor's does not enjoy the brand loyalty that it has enjoyed in Florida and Georgia.

         Assets earmarked for liquidation include certain unproductive inventories, the Company's headquarters building and associated real estate in Sunrise, Florida, fixed assets in the stores targeted for closure and certain other assets.

         As part of its restructuring plan the Company is in the process of reworking its capital structure. The effort includes but is not limited to a possible refinancing of the Company's existing bank debt and a potential infusion of new debt and equity from a third party investor. Consistent with that effort, the Company has executed a term sheet with Fleet Retail Finance and Back Bay Capital for a three year $80 million revolving facility. The financing is subject to certain conditions, including but not limited to certain lease termination provisions, due diligence, document preparation and negotiation of financial covenants. Further, the Company has executed an amendment whereby the Company's existing $80 million bank facility has been continued until May 30, 2002. Lastly, the Company currently is in negotiation with certain investors regarding an infusion of additional debt and equity; no assurance, however, can be given that the Company will be successful in closing such a transaction with a potential investor.

         The Company also released its results for the fourth quarter and year ended February 2, 2002. The Company recorded an operating loss before restructuring and other charges, depreciation, amortization and goodwill impairment for the fourth quarter ended February 2, 2002 of $2.1 million compared to a profit of $10.2 million for the fourth quarter ended February 3, 2001.

         The Company's Fiscal 2001 operating loss before restructuring and other charges, depreciation, amortization and goodwill impairment was $16.6 million, compared to a profit of $8.7 million in Fiscal 2000. Including losses of $28.2 million in restructuring and other charges and $35.5 million in non-cash depreciation, amortization, goodwill impairment and related tax asset charges, the Company recorded an $83.9 million or $4.32 loss per share for Fiscal 2001 compared to a $11.0 million or $0.56 profit per share gain for Fiscal 2000. Restructuring and other charges for Fiscal 2001 include amounts for strategic cost reduction; non-recurring legal fees associated with shareholder related matters; a write-down of the corporate headquarters building which the Company has placed on the market for sale; the write-down of the fixed assets for the stores that are scheduled to be closed; and a reserve for early termination of the leases for the stores that are scheduled to be closed. Earnings per share information is not adjusted to reflect the impact of common stock equivalents as determined under Statement of Financial Accounting Standards No. 128, "Earnings Per Share," as the effect of such is anti-dilutive.

         For the thirteen weeks ended February 2, 2002, net sales decreased 15.9% to $58.4 million compared to $69.4 million for the fourteen weeks ended February 3, 2001. Comparable store sales decreased to $51.8 million from $65.5 million in last year's fourth quarter, or a decrease of 21.0%. Net sales for the fifty-two weeks ended February 2, 2002 decreased 9.7% to $163.7 million from $181.3 million for the fifty-three weeks ended February 3, 2001. Comparable store sales decreased 17.1% for the fifty-two weeks ended February 2, 2002 when compared to the fifty-three weeks ended February 3, 2001.

         As of May 1, 2002, the Company operated 40 Mayor's Jewelers locations. Mayor's Jewelers, Inc. is traded on the American Stock Exchange under the symbol "MYR".

CONTACT:          Mayor's Jewelers, Inc., Sunrise, Florida
                  David Boudreau, 954/846-2707
                  Investor Relations e-mail:  dboudreau@mayors.com
                  Commercial website:         www.mayors.com

         THIS RELEASE, WRITTEN REPORTS AND ORAL STATEMENTS MADE FROM TIME TO TIME BY THE COMPANY CONTAIN FORWARD-LOOKING STATEMENTS WHICH CAN BE IDENTIFIED BY THEIR USE OF WORDS LIKE "PLANS," "EXPECTS," "BELIEVES," "WILL," "ANTICIPATES," "INTENDS," "PROJECTS," "ESTIMATES," "COULD," "WOULD," "MAY," "PLANNED," "GOAL," AND OTHER WORDS OF SIMILAR MEANING. ALL STATEMENTS THAT ADDRESS EXPECTATIONS, POSSIBILITIES OR PROJECTIONS ABOUT THE FUTURE, INCLUDING WITHOUT LIMITATION STATEMENTS ABOUT THE COMPANY'S STRATEGY FOR GROWTH, EXPANSION PLANS, SOURCES OR ADEQUACY OF CAPITAL, EXPENDITURES AND FINANCIAL RESULTS ARE FORWARD-LOOKING STATEMENTS.

         ONE MUST CAREFULLY CONSIDER SUCH STATEMENTS AND UNDERSTAND THAT MANY FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS, SUCH AS INACCURATE ASSUMPTIONS AND OTHER RISKS AND UNCERTAINTIES, SOME KNOWN AND SOME UNKNOWN. NO FORWARD-LOOKING STATEMENT IS GUARANTEED AND ACTUAL RESULTS MAY VARY MATERIALLY. SUCH STATEMENTS ARE MADE AS OF THE DATE PROVIDED, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE DEVELOPMENTS OR CIRCUMSTANCES.

         FOR FURTHER INFORMATION REGARDING THESE AND OTHER RISKS AND UNCERTAINTIES, REFERENCE IS MADE TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING WITHOUT LIMITATION FORM'S 10-K AND 10-Q.




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

                             MAYOR'S JEWELERS, INC.
                Condensed Consolidated Balance Sheets - Unaudited
          (Amounts shown in thousands except share and per share data)


                                                             February 2,           February 3,
                                                                 2002                 2001
                                                             -----------           -----------
ASSETS
Current Assets:
Cash and cash equivalents                                     $   2,886             $   1,363
Accounts receivable, net of allowance for doubtful
  accounts of $1,487 and $1,403, respectively                    31,845                34,974
Inventories                                                      80,716               107,674
Other current assets                                              2,604                10,913
                                                              ---------             ---------
   Total current assets                                         118,051               154,924

Property, net                                                    25,455                42,651
Goodwill                                                             --                24,204
                                                                                    ---------
Other assets                                                      1,083                 2,273
                                                              ---------             ---------
   Total non-current assets                                      26,538                69,128

   Total assets                                               $ 144,589             $ 224,052
                                                              =========             =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable                                              $  19,343             $  14,039
Accrued expenses                                                  7,318                11,374
Short term portion of long term debt                             53,464                    --
Net liabilities of discontinued operations                           --                 4,839
                                                              ---------             ---------
   Total current liabilities                                     80,125                30,252
                                                              ---------             ---------

Long term debt                                                       --                44,390
Other long term liabilities                                       3,357                 5,151
                                                              ---------             ---------
   Total long term liabilities                                    3,357                49,541
                                                              ---------             ---------
Stockholders' Equity:
Common stock, $.0001 par value, 50,000,000 shares
   authorized, 29,509,703 and 29,210,886 shares
   issued and outstanding, respectively                               3                     3
Additional paid-in capital                                      194,526               193,821
Accumulated deficit                                            (104,022)              (20,165)
 Less: 9,983,954 shares of treasury stock at cost               (29,400)              (29,400)
                                                              ---------             ---------
   Total stockholders' equity                                    61,107               144,259
                                                              ---------             ---------
   Total liabilities and stockholders' equity                 $ 144,589             $ 224,052
                                                              =========             =========





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



                             MAYOR'S JEWELERS, INC.
           Condensed Consolidated Statement of Operations - Unaudited
          (Amounts shown in thousands except share and per share data)


                                                                   Thirteen                 Fourteen
                                                                  Weeks Ended              Weeks Ended
                                                                  February 2,              February 3,
                                                                      2002                    2001
                                                                 ------------             ------------
Net sales                                                        $     58,378             $     69,399
Cost of sales                                                          38,557                   37,568
                                                                 ------------             ------------
Gross profit                                                           19,821                   31,831

Store operating and selling expenses                                   16,991                   15,074
                                                                 ------------             ------------
Store contribution                                                      2,830                   16,757

General and administrative expenses                                     3,037                    3,668
Advertising and marketing expenses                                      1,889                    2,922
                                                                 ------------             ------------
Subtotal                                                               (2,096)                  10,167

Restructuring and other charges                                        26,419                       --
Depreciation and amortization                                           2,366                    2,331
Goodwill impairment writedown                                          22,265                       --
                                                                 ------------             ------------
                                                                       51,050                    2,331
                                                                 ------------             ------------

Operating (loss) income                                               (53,146)                   7,836

Interest and other income                                                 144                      154
Interest expense                                                          966                    1,284
                                                                 ------------             ------------
Net (loss) income from continuing operations before
   income taxes                                                       (53,968)                   6,706
Income taxes                                                            3,422                       --
                                                                 ------------             ------------
Net income (loss) from continuing operations                          (57,390)                   6,706
Gain from disposition of discontinued operations, net
   of income tax liability of $393 in 2000                                 --                   13,552
                                                                 ------------             ------------
Net (loss) income                                                $    (57,390)            $     20,258
                                                                 ============             ============

Weighted average shares outstanding
   Basic                                                           19,503,230               19,163,266
   Diluted                                                         19,503,230               20,100,351

Basic earnings per share:
   Continuing operations                                         $      (2.94)            $       0.35
   Discontinued operations                                       $       0.00             $       0.71
                                                                 ------------             ------------
                                                                 $      (2.94)            $       1.06
                                                                 ============             ============
Diluted earnings per share:
   Continuing operations                                         $      (2.94)            $       0.33
   Discontinued operations                                       $       0.00             $       0.68
                                                                 ------------             ------------
                                                                 $      (2.94)            $       1.01
                                                                 ============             ============




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

                             MAYOR'S JEWELERS, INC.
                 Condensed Consolidated Statement of Operations
          (Amounts shown in thousands except share and per share data)


                                                                   Fifty-Two               Fifty-Three
                                                                  Weeks Ended              Weeks Ended
                                                                  February 2,              February 3,
                                                                     2002                     2001
                                                                 ------------             ------------
Net sales                                                        $    163,700             $    181,256
Cost of sales                                                         103,027                  102,463
                                                                 ------------             ------------
Gross profit                                                           60,673                   78,793

Store operating and selling expenses                                   53,794                   45,284
                                                                 ------------             ------------
Store contribution                                                      6,879                   33,509

General and administrative expenses                                    14,632                   16,186
Advertising and marketing expenses                                      8,810                    8,595
                                                                 ------------             ------------
Subtotal                                                              (16,563)                   8,728

Restructuring and other charges                                        28,214                       --
Depreciation and amortization                                           9,771                    8,046
Goodwill impairment writedown                                          22,265                       --
                                                                 ------------             ------------
                                                                       60,250                    8,046

Operating (loss) income                                               (76,813)                     682

Interest and other income                                                 174                      213
Interest expense                                                        3,788                    3,450
                                                                 ------------             ------------
Net loss from continuing operations before
    income taxes                                                      (80,427)                  (2,555)
Income taxes                                                            3,431                       --
                                                                 ------------             ------------
Net loss from continuing operations                                   (83,858)                  (2,555)
Gain from disposition of discontinued operations, net
   of income tax provision of $79 in 2000                                  --                   13,552
                                                                 ------------             ------------
Net (loss) income                                                $    (83,858)            $     10,997
                                                                 ============             ============
Weighted average shares outstanding
   Basic and diluted                                               19,416,398               19,587,322

Basic and diluted earnings per share:
Continuing operations                                            $      (4.32)            ($      0.13)
   Discontinued operations                                       $       0.00             $       0.69
                                                                 ------------             ------------
                                                                 $      (4.32)            $       0.56
                                                                 ============             ============





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